SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2003
(Date of earliest event reported)

U S Liquids Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas (Address of principal executive offices)		77060-3545 (Zip Code)

(281) 272-4500 Registrant’s telephone number, including area code

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Pro Forma condensed consolidated balance sheet
Pro Forma condensed consolidated stmt. of oper.
Pro Forma condensed consolidated stmt. of oper.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  This Form 8-K/A is being filed to include the pro forma financial information omitted from the Current Report on Form 8-K filed on August 7, 2003. The unaudited pro forma information presented in Exhibits 99.1 to 99.3 is for informational purposes only and is not necessarily indicative of the results of operations had the disposition of the assets occurred effective January 1, 2003 or 2002.

     (c)  Exhibits.

99.1	Pro forma condensed consolidated balance sheet as of June 30, 2003.

99.2	Pro forma condensed consolidated statement of operations for the year ended December 31, 2002.

99.3	Pro forma condensed consolidated statement of operations for the six months ended June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: October 10, 2003	By: /s/ William M. DeArman William M. DeArman, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Pro forma condensed consolidated balance sheet as of June 30, 2003.
99.2	Pro forma condensed consolidated statement of operations for the year ended December 31, 2002.
99.3	Pro forma condensed consolidated statement of operations for the six months ended June 30, 2003.